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                                                                   Exhibit 12(b)

EX-99-906CERT

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

James E. Ross, Principal Executive Officer and Gary L. French, Principal Financial Officer of the State Street Institutional Investment Trust (the "Trust"), certify that:

1. This Form N-CSR filing for the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

By:   /s/ James E. Ross
      -------------------------------------------
      James E. Ross
      Principal Executive Officer of the Trust

Date: March 6, 2009

By:   /s/ Gary L. French
      -------------------------------------------
      Gary L. French
      Principal Financial Officer of the Trust

Date: March 6, 2009